Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from ILA	$ 13,020	$ 13,250
Goodwill	7,191	7,191
Intangible assets and deferred costs, net	6,766	8,412
Right-of-use (ROU) assets	2,729	2,195
Severance pay fund	1,211	1,187
Other	397	126
Other assets	$ 31,314	$ 32,361